                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             AMERIGON INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                             Amerigon Incorporated
                             5462 Irwindale Avenue
                             Irwindale, CA  91706

                             ____________________

                           NOTICE OF ANNUAL MEETING

                             ____________________

Dear Stockholder:

     On Wednesday, May 23, 2001, Amerigon Incorporated, a California corporation ("Amerigon" or the "Company"), will hold its 2001 Annual Meeting at its headquarters located at 5462 Irwindale Avenue, Irwindale, California 91706-2058. The meeting will begin at 10:00 a.m. (local time).

     Only holders who owned common stock or Series A preferred stock at the close of business on the record date, March 28, 2001, can vote at the Annual Meeting or any adjournments that may take place. At the Annual Meeting, you will be asked to:

 1.  Elect directors to the Board of Directors;

 2. Approve amendments to the 1997 Stock Incentive Plan principally to permit the granting of stock-based awards; and

 3.  Attend to other business properly presented at the meeting.

     The Board of Directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

     A copy of our 2000 Annual Report is being mailed with this proxy statement. The approximate date of mailing for these proxy materials is May 1, 2001.

                                    By order of the Board of Directors,


                                    President, Chief Executive Officer and Chief
                                    Financial Officer

May 1, 2001

                               TABLE OF CONTENTS


                                                                                              Page
                                                                                              ----
QUESTIONS AND ANSWERS.........................................................................   1

PROPOSALS YOU MAY VOTE ON.....................................................................   4

     1.   ELECTION OF DIRECTORS...............................................................   4

     2.   APPROVAL OF AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN.............................   4

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON......................................   4

NOMINEES FOR THE BOARD OF DIRECTORS...........................................................   5

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DETERMINATION OF THE SERIES A PREFERRED STOCK..   7

STATEMENT ON CORPORATE GOVERNANCE.............................................................  14

DIRECTORS' COMPENSATION.......................................................................  14

PERFORMANCE GRAPH.............................................................................  15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................................  16

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION................................  17

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................................  18

EXECUTIVE COMPENSATION........................................................................  18

AGGREGATED OPTION EXERCISES AND YEAR-END VALUES...............................................  20

CERTAIN TRANSACTIONS..........................................................................  20

INDEPENDENT ACCOUNTANTS.......................................................................  21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................................  22

OTHER MATTERS.................................................................................  22

EXHIBIT A:   1997 STOCK INCENTIVE PLAN
EXHIBIT B:   AUDIT COMMITTEE CHARTER

                             QUESTIONS AND ANSWERS


1.   Q:    What may I vote on?
     A: You are being asked by the Board of Directors to vote on the following matters:

          (1) The election of nominees to serve on the Board of Directors; and

          (2) The approval of amendments to the 1997 Stock Incentive Plan (the "1997 Plan Amendment") principally to authorize the grant of additional stock-based awards.

          These two matters are summarized beginning on page 4 and discussed more fully beginning on page 5.

2.   Q:   How does the Board of Directors recommend I vote on the proposal?
     A: The Board of Directors recommends a vote FOR each of the nominees to serve on the Board of Directors and FOR the 1997 Plan Amendment.

3.   Q:   Who is entitled to vote?
     A: Holders of common stock (the "Common Stockholders") and holders of the Series A preferred stock (the "Preferred Stockholders") as of the close of business on the record date, March 28, 2001, are entitled to vote at the Annual Meeting.

4.   Q:   How do I vote?
     A: Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the meeting by:

          (1) notifying Amerigon in writing;

          (2) voting in person; or

          (3) returning a later-dated proxy card.

5.   Q:   Who will count the vote?
     A: Representatives of U.S. Stock Transfer Corporation will count the votes and act as the inspector of election.

6.   Q:   Is my vote confidential?
     A: Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to U.S. Stock Transfer Corporation and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit U.S. Stock Transfer Corporation to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board of Directors.

7.   Q:   What shares are included on the proxy card(s)?
     A: The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

8.   Q:   What does it mean if I get more than one proxy card?
     A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, U.S. Stock Transfer Corporation, at 1745 Gardena Avenue, Suite 200, Glendale, California 91204.

9.   Q:   What is required to approve each proposal?
     A: As of the record date, 4,427,975 shares of common stock and 9,000 shares of Series A preferred stock were issued and outstanding. Each Common Stockholder is entitled to one vote for each share held. Each Preferred Stockholder is entitled to one vote for each share of common stock into which a share of Series A preferred stock could have been converted on the record date. As of the record date, the Preferred Stockholders were entitled to convert their shares into 5,373,134 shares of common stock.

          Other than with respect to the election of directors, the Preferred Stockholders are entitled to vote, together with the Common Stockholders, as a single class with respect to any proposal upon which the Common Stockholders have the right to vote. The Preferred Stockholders have indicated they will vote in favor of each proposal.

          Once a quorum has been established, the following votes are required to approve each proposal:

          (1) For the election of directors, the four nominees who receive the most votes of the Preferred Stockholders and the two nominees who receive the most votes of the Common Stockholders will become directors of Amerigon.

          (2) To approve the 1997 Plan Amendment, a majority of the shares of the Common Stockholders and the Preferred Stockholders (on an as-converted basis) voting as a single class at the Annual Meeting must be voted in favor of the 1997 Plan Amendment.

          If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters. In the absence of instructions, shares represented by valid proxies will be voted as recommended by the Board of Directors.

10.  Q:   What is a "quorum"?
     A: A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.  Q:   Can I cumulate my votes for directors?
     A: You cannot cumulate votes (i.e., cast a number of votes greater than the number of your shares) for directors unless (1) the nominee's or nominees' names were placed in nomination prior to the election and
          (2) you gave us notice prior to the commencement of voting of your intention to cumulate votes. As of the date of this proxy statement, we have not received this notice from any stockholders. If you decide to cumulate your votes, and you give us notice of your decision in time, you will be entitled to cast a number of votes equal to the number of shares you hold multiplied by two (the number of directors to be elected) in the case of the Common Stockholders or four in the case of the Preferred Stockholders. You may then decide to cast these votes for a single nominee or to distribute your votes among two or more nominees. Your proxy will permit Richard A. Weisbart and James L. Mertes to cumulate votes if any shareholder decides to cumulate votes.

12.  Q:   How will voting on any other business be conducted?
     A: Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Richard A. Weisbart and James L. Mertes to vote on such matters at their discretion.

13.  Q:   When are shareholder proposals for the 2002 Annual
          Meeting due?
     A: All shareholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Richard A. Weisbart, President, Amerigon Incorporated, 5462 Irwindale Avenue, Irwindale, California 91706 by January 1, 2002. Any proposal received after this date will be considered untimely. Until further notice, a shareholder proposal (other than in respect of a nominee for election to the Board of Directors) to be presented at the 2002 Annual Meeting, but not submitted for inclusion in the proxy statement, will be considered untimely if received after March 16, 2002. Any proposal must comply with the federal securities laws.

14.  Q:   Who is soliciting my proxy?
     A: This solicitation is being made by the Board of Directors on behalf of Amerigon.

15.  Q:   How much did this proxy solicitation cost?
     A: U.S. Stock Transfer Corporation was hired to assist in the distribution of proxy materials and solicitation of votes for $3,200, plus estimated out-of-pocket expenses of $500. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1.   ELECTION OF DIRECTORS.

     There are seven nominees for election this year. Detailed information on each nominee is provided beginning on page 5.

     The Preferred Stockholders have the right to elect five of the seven seats on the Board of Directors. John W. Clark, Oscar B. Marx, III, Paul Oster and James J. Paulsen have been nominated for election as directors by the Preferred Stockholders.

     The Common Stockholders have the right to elect the remaining two seats on the Board of Directors. Richard A. Weisbart and Dr. Lon E. Bell have been nominated for election as directors by the Common Stockholders.

     All directors are elected annually and normally serve a one-year term until the next annual meeting. If any of the nominees become unavailable to stand for re-election at the Annual Meeting, the Board of Directors may designate a substitute. Proxies voting on the original nominee will be cast for the substitute.

     The Board of Directors unanimously recommends a vote FOR each of these nominees.

2.  APPROVAL OF AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN

     On April 27, 2001, the Board of Directors approved a resolution to adopt, subject to shareholder approval, certain amendments to the 1997 Stock Incentive Plan (as amended and restated, the "1997 Plan"). The amendments generally give Amerigon the authority, if the amendments are approved by the shareholders, to grant awards in the form of stock bonuses and/or restricted stock, to eligible employees under the 1997 Plan (in addition to options which are already authorized under the 1997 Plan). The Board of Directors believes it is in the best interests of the Company and the shareholders to provide sufficient flexibility to structure incentive compensation programs that effectively give the Company the ability to grant the other forms of awards to attract, motivate, retain and reward eligible employees.

     The Board of Directors unanimously recommends a vote FOR the approval of the 1997 Plan Amendment.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     In considering the recommendation of the Board of Directors that you approve the 1997 Plan Amendment, you should be aware that the 1997 Plan Amendment will give the Company the flexibility to grant awards under the 1997 Plan in the form of stock bonuses and restricted stock awards. Amerigon has previously awarded stock bonuses to certain executive officers and employees conditioned upon the approval of the 1997 Plan Amendment by the Stockholders. Rick A. Weisbart, Daniel R. Coker, James L. Mertes and Craig P. Newell are executive officers who are entitled to receive stock bonus awards under the 1997 Plan if the 1997 Plan Amendment is approved.

                      NOMINEES FOR THE BOARD OF DIRECTORS
                           (Item 1 on the Proxy Card)

     The following table sets forth certain information regarding the persons who have been nominated for election to the Board of Directors for a one-year term. The two Preferred Stockholders, Big Beaver Investments LLC ("Big Beaver") and Westar Capital II LLC ("Westar Capital"), have an understanding for the four seats on the Board of Directors to be elected by the Preferred Stockholders, pursuant to which Big Beaver will name two directors, Westar Capital will choose one director, and they will jointly choose the fourth person who is an expert in the automotive industry. Mr. Marx and Mr. Oster were chosen by Big Beaver, Mr. Clark was chosen by Westar Capital, and Mr. Paulsen is the jointly-chosen automotive expert.

     Mr. Weisbart and Dr. Bell have been nominated for the two seats on the Board of Directors to be elected by the Common Stockholders.


                                                                                                  Director
        Name              Age                         Last Five Years                               Since
-------------------------------------------------------------------------------------------------------------
Richard A. Weisbart       55       Chief Executive Officer of Amerigon since June 1999.             1997
                                   From 1997 to 1999, Mr. Weisbart served as President
                                   and Chief Operating Officer.  Before joining Amerigon,
                                   Mr. Weisbart served as Director, International
                                   Operations, for the Ford Division of Lear Corporation
                                   since May 1996.  Mr. Weisbart joined Lear Corporation
                                   in February 1994 as General Manager of Lear Plastics
                                   Corporation, a wholly-owned subsidiary of Lear
                                   Corporation.  Prior to joining Lear Corporation, Mr.
                                   Weisbart was employed for seven years by Smiths
                                   Industries, a company specializing in advanced
                                   avionics, medical systems and specialized industrial
                                   products, most recently as Senior Vice President,
                                   Operations.
-------------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D         60       Founded Amerigon in 1991 and currently serves as Vice            1991
                                   Chairman of the Board of Directors.  From Amerigon's
                                   formation in 1991, Dr. Bell served as Director of
                                   Technology until 2000, Chairman of the Board and Chief
                                   Executive Officer until 1999, and President until
                                   1997.  Previously, Dr. Bell co-founded Technar
                                   Incorporated with Dr. Allen Gillespie and Robert
                                   Diller in 1967, which developed and manufactured
                                   automotive components.  Dr. Bell served as Technar's
                                   Chairman and President until selling majority
                                   ownership of it to TRW Inc. in 1986.  Dr. Bell
                                   continued managing Technar, then known as TRW Technar,
                                   as its President until 1991.  Dr. Bell received a
                                   bachelor's degree in mathematics in 1962, a master's
                                   degree in rocket propulsion in 1963, and a Ph.D. in
                                   mechanical engineering in 1968 from the California
                                   Institute of Technology.
-------------------------------------------------------------------------------------------------------------



                                                                                                  Director
        Name              Age                         Last Five Years                               Since
-------------------------------------------------------------------------------------------------------------
Oscar B. Marx, III        62      President and CEO of TMW Enterprises, a private                   1999
                                  investment firm located in Troy, Michigan, since 1995.
                                  Prior to TMW, Mr. Marx was President and Chief
                                  Executive Officer of Electro-Wire Products, a $500
                                  million electrical components supplier to the
                                  automotive industry.  Prior to Electro-Wire, Mr. Marx
                                  had a long and illustrious career at Ford, having
                                  retired from Ford in 1994 as Vice President of their
                                  Automotive Components Group (currently known as
                                  Visteon), with revenues of $11 billion at the time he
                                  was responsible for the operation.
-------------------------------------------------------------------------------------------------------------
John W. Clark             55      Managing Member of Westar Capital Associates, a                   1996
                                  private equity investment company, since 1995.  From
                                  1990 to May 1995, Mr. Clark was a private investor.
                                  Prior to 1990, he was President of Valentec
                                  International Corporation, a producer of metal and
                                  electronic components for military and commercial
                                  products.
-------------------------------------------------------------------------------------------------------------
Paul Oster                43      Chief Financial Officer of TMW Enterprises since 1995.            1999
                                  Prior to becoming Chief Financial Officer at TMW, Mr.
                                  Oster was Corporate Controller of Electro-Wire
                                  Products, a major supplier of electrical components to
                                  the automotive industry.  Mr. Oster is also a
                                  Certified Public Accountant, having previously worked
                                  for Price Waterhouse and Ernst and Whinney.
-------------------------------------------------------------------------------------------------------------
James J. Paulsen          60      Retired Ford senior executive.  Until his retirement             1999
                                  in 1995, he served as President of Ford's China
                                  Operations, initiating Ford's entry into the China
                                  market.  He was also Executive Director of the
                                  Corporate Quality Control Office reporting to the
                                  company President.  He had also been General
                                  Manufacturing Manager for several of Ford's major
                                  component plants.
-------------------------------------------------------------------------------------------------------------

Other Directorships

     In addition to serving on Amerigon's Board of Directors, Dr. Bell, Mr. Oster, Mr. Marx and Mr. Clark serve as directors of other companies. Dr. Bell is a director of AEVT. Mr. Oster is a director of Pullman Industries, Inc., which is controlled by TMW Enterprises. Mr. Marx is a director of Tesma International, Inc., Parametric Technology Corporation, and SMTEK International, Inc. He also is a director of Pullman Industries, Inc., TMW Enterprises, EcoAir, Inc., and Vehicular Technologies, Inc. Mr. Clark is a director of All Post, Inc., Doskocil Manufacturing Company, Inc., Verteq, Inc., Tecstar, Inc., and Soff-Cut International, Inc.

            APPROVAL OF AMENDMENTS TO THE 1997 STOCK INCENTIVE PLAN
                           (Item 2 on the Proxy Card)

     At the Annual Meeting, stockholders will be asked to approve certain amendments to the 1997 Plan, principally to give the Company the flexibility to grant awards under the 1997 Plan in the form of stock bonuses and restricted stock awards (referred to herein as the "Amendment"). Currently, the Plan provides only for the grant of stock options.

     The Board of Directors approved the Amendment (subject to shareholder approval) on April 27, 2001. The Board of Directors believes that the inclusion of additional forms of stock-based awards, such as stock bonuses and restricted stock awards, will provide additional flexibility for the Company to structure incentive compensation programs to attract, motivate, reward and retain eligible employees in lieu of increased cash compensation. The Board of Directors also believes that the Amendment will further align the interests of eligible employees with those of shareholders. In addition, the Board of Directors has approved, within its own authority under the 1997 Plan, various editorial changes to clarify existing language.

     The principal terms of the 1997 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Proxy Statement as Appendix A. The 1997 Plan document attached hereto as Appendix A reflects the proposed amendments. Capitalized terms not otherwise defined herein have the meanings given to them in the 1997 Plan.

Summary Description of the 1997 Plan

     The purpose of the 1997 Plan is to promote the success of the Company by providing an additional means through the grant of stock options, and if the Amendment is approved by shareholders, restricted stock awards and stock bonuses (collectively, "Awards"), to attract, retain, motivate and reward key employees (including officers, whether or not directors) ("Eligible Employees") of the Company and its related subsidiaries by providing incentives related to equity interests in and the financial performance of the Company.

     In addition, the 1997 Plan includes an award feature to attract, motivate and retain experienced and knowledgeable outside directors through the automatic grant of nonqualified stock options.

     Administration. The 1997 Plan provides that it may be administered by the Board of Directors or a committee consisting of two or more directors (or such greater number of directors as may be required under applicable law), each of whom is "disinterested" as the term is defined for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside" as such term is defined for purposes of the Internal Revenue Code of 1986, as amended (the "Code") (the appropriate acting body is referred to as the "Committee"). The 1997 Plan is currently administered by the Compensation Committee of the Board of Directors.

     The Committee has broad authority under the 1997 Plan with respect to Awards granted to Eligible Employees:

     .  to select the Participants and the types of Awards they may receive;

     . to determine the number of shares that are subject to Awards and the specific terms and conditions of Awards, including the price (if any) to be paid for the shares and/or the Awards and any vesting criteria;

     . to cancel, modify or waive the Company's rights to, or modify, discontinue, suspend or terminate any or all outstanding Awards, subject to any required consents;

     . to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum 10-year term;

     . to permit a Participant to pay the exercise price of an Option or the purchase price of any shares in one or a combination of the following methods: (1) in cash or by electronic funds transfer; (2) by check payable to the order of the Company; (3) by notice and third party payment in such manner as may be authorized by the Committee; or (4) by the delivery of shares of Common Stock already owned by the Participant;

     . to approve the forms of Award Agreements and construe and interpret the 1997 Plan and make all other determinations necessary or advisable for the administration of the 1997 Plan; and

     . to delegate ministerial, non-discretionary functions to officers and employees of the Company.

     Because the grant of Options to directors who are not an officer or employee of the Company or one of its subsidiaries (each a "Non-Employee Director") on the first business day of each calendar year is automatic and, to the maximum extent possible, self-effectuating, the Committee's discretion does not extend to those Options in any manner that would be impermissible under Rule 16b-3 of the Exchange Act.

     In no case will the exercise price of any Option granted under the 1997 Plan be reduced (by amendment, substitution, cancellation and regrant or other means), unless authorized by shareholders. Adjustments resulting from antidilution provisions of the 1997 Plan or a recapitalization, reorganization, or similar transaction affecting the underlying securities are not considered repricing.

     Eligibility. Any officer (whether or not a director) or key employee of the Company or its subsidiaries, as determined in the sole discretion of the Committee, is eligible to be granted Awards under the 1997 Plan. The 1997 Plan also provides that each Non-Employee Director is automatically granted Nonqualified Stock Options as described below (see "Non-Employee Director Options").

     All of the current officers and all of the current Non-Employee Directors of the Company are among those eligible to receive Awards, subject to the Committee's discretion to determine the particular individuals who, from time to time, will be selected to receive Awards. Currently, there are four Non-Employee Directors and five officers of the Company. The number of key employees of the Company, if any, who will be eligible to receive Awards has not been determined at this time.

     Shares Available for Awards. The aggregate number of shares that may be delivered pursuant to all Awards under the 1997 Plan is 1,300,000 shares of the Company's common stock. Various additional share limits are imposed. A maximum of:

     . 1,240,000 shares may be subject to Incentive Stock Options granted under the 1997 Plan;

     . 60,000 shares may be subject to Nonqualified Stock Options granted to Non-Employee Directors under Article 3 of the 1997 Plan; and

     . 250,000 shares may be issued subject to Awards under the 1997 Plan to any one Eligible Employee in any calendar year.

     Each share limit and the number and kind of shares available under the 1997 Plan and the exercise price of Options are subject to adjustment in the event of
(1) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and (2) extraordinary dividends or distributions of property to the shareholders. Shares subject to Awards that are not exercised or that expire or are cancelled will again become available for regrant and award purposes under the 1997 Plan to the extent permitted by law. If an Award is settled only in cash, it need not be counted against any of the share limits described above.

     The 1997 Plan does not limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation with or without reference to the Company's common stock, under any other plan or authority.

     Types of Awards. The 1997 Plan authorizes the grant of Options, and if the Amendment is approved by shareholders, will authorize grants of Stock Bonuses and Restricted Stock Awards. Except as may be provided in an applicable Award Agreement, no Option granted under the 1997 Plan may be exercisable or may vest until at least six months after the Award Date. Generally speaking, each Award will expire on the date determined by the Committee, but an Option or other rights to acquire common stock will expire not more than 10 years after the Award Date.

     Transfer Restrictions. Subject to customary exceptions, rights and benefits under Awards under the 1997 Plan are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally only exercisable by the Participant (or, if the Participant has suffered a disability, his or her legal representative). The Committee may, however, permit certain transfers of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration), or in certain other circumstances.

     Stock Options. An option is the right to purchase shares of common stock at a future date at a specified price (the "Option Price") during a specified term not to exceed 10 years.

     Options Grants to Eligible Employees
     ------------------------------------

     The Option Price of any Options granted to Eligible Employees under the 1997 Plan is determined by the Committee at the time of the grant; provided, that the Option Price for incentive stock options ("ISOs") granted under the 1997 Plan may not be less than 100% (110% in the case of an ISO granted to a Participant who owns or is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the common stock on the date of grant.

     An Option granted to an Eligible Employee may either be an ISO, as defined in the Code, or a Nonqualified Stock Option ("NQSO"). An ISO may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the Option Price is at least 110% of the fair market value of shares of common stock subject to the Option and such Option by its terms is not exercisable after expiration of five years from the date that the Option is granted. To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the Options as of the date the Options are granted) of stock with respect to which ISOs first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to ISOs granted under the 1997 Plan or any other plan), these Options will be treated as NQSOs. ISO tax consequences differ and ISOs are subject to more restricted terms by the Code and the 1997 Plan.

     The Committee may grant one or more Options to any Eligible Employee of the Company or any of its subsidiaries. If the optionee ceases to be employed by the Company, the Committee may determine the effect of termination on the rights and benefits under the Options and in doing so may make distinctions based upon the cause of termination or otherwise.

     Options to Non-Employee Directors
     ---------------------------------

     The 1997 Plan provides that each Non-Employee Director then in office will automatically be granted, on the first business day of each calendar year during the term of the 1997 Plan, a NQSO to purchase 1,000 shares of common stock.
Each Option will have a purchase price per share equal to the Fair Market Value of the common stock on the date of grant. The Options become exercisable on the first anniversary of the date of grant and, unless earlier terminated, expire 10 years after the date of grant.

     Full payment for shares purchased must be paid in full at the time of exercise, payable in cash, by check or by delivering shares of common stock already owned by the Non-Employee Director.

     If a Non-Employee Director's service as a member of the Board of Directors is terminated for any reason other than death, Total Disability or retirement, any portion of an Option granted to such individual that is not then exercisable will terminate. Any portion of the Option that is then exercisable will remain exercisable for two years after his or her service terminates or until the expiration of the stated term of the Option, whichever occurs first.

     If a Non-Employee Director's service as a member of the Board is terminated by reason of his or her death or Total Disability, then all Options granted to the director under the 1997 Plan (whether or not vested at such time) will become immediately exercisable and remain exercisable for a period of two years after the effective date of the director's termination of service or until the original expiration of the Options, whichever first occurs.

     If a Non-Employee Director retires on or after age 65 and after 10 years of service as a director, all Options granted to the director will become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term of the Option, whichever first occurs.

     Restricted Stock Awards. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock, which are subject to vesting or other restrictions. The Committee must specify the price, if any, or services the recipient must provide for the shares of Restricted Stock, the conditions on vesting (which may include, among others, the passage of time or specified performance objectives or both) and any other restrictions (for example, restrictions on transfer) imposed on the shares. If the recipient ceases to be employed by the Company, the Committee will determine the effect of termination on the Restricted Stock and in doing so may make distinctions based upon the cause of termination or otherwise.

     Stock Bonuses. A Stock Bonus represents a bonus in shares for services rendered. The Committee may grant stock bonuses to any or all Eligible Employees to reward special services, contributions or achievements or for past services in the ordinary course, in such manner and on such terms and conditions (including any restrictions on the shares) as the Committee may determine from time to time. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of cash bonuses or other awards.

     Adjustments; Acceleration. The 1997 Plan provides for certain adjustments to Awards granted under the 1997 Plan upon the occurrence of certain specified events. The number and kind of shares available under the 1997 Plan, as well as the number, kind and price of shares subject to outstanding Awards, are subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar event. Adjustments to Options granted to Non-Employee Directors may only be made to the extent that such adjustments (1) are consistent with applicable law, (2) are, in the case of a Change in Control Event (See Section 6 of the 1997 Plan for the definition of a Change in Control Event), effected pursuant to a plan of reorganization approved by shareholders, and (3) are consistent with adjustments to Awards granted under the 1997 Plan held by persons other than executive officers or directors of the Company.

     The 1997 Plan also provides for full vesting and acceleration of Awards (subject to certain limitations applicable to persons subject to Section 16 of the Exchange Act) upon a Change in Control Event affecting the Company. The Committee may, however, prior to the Change in Control Event, determine that there will be no such acceleration of benefits. In certain circumstances, Awards that have been fully accelerated and that have not been exercised prior to the occurrence of certain events will terminate unless provision has been made for their survival, exchange, substitution, exchange or other settlement.

     Termination of or Changes to the 1997 Plan. The Board of Directors may, without shareholder approval, terminate, suspend, modify or amend the 1997 Plan at any time. The Board of Directors may not, however, increase the maximum number of shares which may be delivered pursuant to Awards granted under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan or materially change the requirements as to eligibility to participate in the 1997 Plan without obtaining shareholder approval. Unless required by applicable law, or deemed necessary or advisable by the Board of Directors, stockholder approval of amendments in addition to those in the preceding sentence will not be required.

     No new Award may be granted under the 1997 Plan after April 24, 2007, unless the 1997 Plan is terminated prior to that time by the Board of Directors. The applicable provisions of the 1997 Plan and the Committee's authority will continue with respect to any Awards still outstanding.

     Generally speaking, outstanding Options and other Awards may be amended by the Committee (except as to repricing) but the consent of the holder is required if the amendment materially adversely affects the holder.

     Securities Underlying Awards. The closing price of a share of common stock as of April 27, 2001 was $4.10 per share.

Federal Income Tax Consequences of Options Under the 1997 Plan

     The federal income tax consequences of the 1997 Plan under current federal law, which are subject to change, are summarized in the following discussion of general tax principles applicable to the 1997 Plan. The summary is not intended to be exhaustive and does not describe state and local tax consequences.

     The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time a NQSO is exercised. With respect to Incentive Stock Options, the Company is generally not entitled to a deduction nor does the Participant recognize income, either at the time of grant or exercise or (provided that the Participant holds the shares at least two years after the date of grant and one year after exercise) at any later time. Rather, the Participant receives capital treatment (gain or loss) on the difference between his basis and the ultimate sales price.

     The current federal income tax treatment of other Awards authorized under the 1997 Plan, if the Amendment is approved by shareholders, are generally as follows: restricted stock is taxed at the time of vesting (although employees may elect earlier taxation and convert future gains to capital gains) and bonuses are generally subject to tax when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time that the Participant recognizes income.

     If an Award is accelerated under the 1997 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payment") in excess of average annual base salary if the parachute payment exceeds certain threshold limits under the Code; related excise taxes also may be triggered. Furthermore, if compensation attributable to Awards is not performance-based within the meaning of 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent that it exceeds $1,000,000 in any tax year.

     Specific Benefits.

     The Company has determined stock bonuses for certain officers and employees for 2000, but to be paid in 2001. The following chart presents the tentative dollar amounts of these stock bonuses. These bonuses do not necessarily constitute the only bonuses that will be paid for 2001 and the final dollar amounts of the stock bonuses are subject to change by the Company.

     If shareholders approve the Amendment, the actual dollar amount of each bonus ultimately approved for each officer or employee will be converted into a number of shares of common stock (based on the fair market value of the stock at the time of issuance). The appropriate number of shares of stock will then be issued to the officer or employee as a stock bonus under the 1997 Plan (in lieu of cash payment of that amount). The Company will not pay the bonuses if the Amendment is not approved by stockholders. The following chart presents the benefits or amounts under stock bonuses that will be awarded under the 1997 Plan (subject to shareholder approval of the Amendment) to certain Eligible Employees for bonuses earned in 2000.

                             Stock Bonuses for 2000

---------------------------------------------------------------------------------------------------------------------
Name and Principal Position                                    Dollar Value of   Cash for Taxes    Tentative Number
                                                                  Stock (1)          Payable         of Shares(2)
---------------------------------------------------------------------------------------------------------------------
Richard A. Weisbart                                                $34,650           $17,850                8,451
President and Chief Executive Officer.......................
---------------------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D                                                      N/A               N/A                  N/A
Vice Chairman of the Board and Chief Technology Officer.....
---------------------------------------------------------------------------------------------------------------------
Daniel R. Coker                                                    $25,740           $13,260                6,278
Vice President of Sales and Marketing.......................
---------------------------------------------------------------------------------------------------------------------
James L.  Mertes                                                   $27,720           $14,280                6,760
Vice President of Quality and Operations....................
---------------------------------------------------------------------------------------------------------------------
Executive Officers as a Group (4 persons)...................       $94,080           $48,465               22,946
---------------------------------------------------------------------------------------------------------------------
Non-Executive Director Group................................           N/A               N/A                  N/A
---------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group (15 persons)...........       $90,789           $46,771               22,143
---------------------------------------------------------------------------------------------------------------------

(1) The dollar value of bonuses for 2000 to the individuals above will be comprised of shares of stock and a cash payment in an amount equal to the estimated taxes payable that each recipient will recognize upon the grant of shares of stock. The actual number of shares will depend on the fair market value of a share of common stock on the date that the bonus shares are granted.

(2) Calculated based on the fair market value of a share of common stock as of April 27, 2001 of $4.10 per share. As indicated above, the actual number of shares that will be issued as stock bonuses under the 1997 Plan, if the Amendment is approved by shareholders, with respect to these bonuses, will depend on the final determination of the bonus amounts and the fair market value of the stock at the time of the conversion of the dollar amounts into shares.

     Except for the bonuses outlined in the chart above and the annual option grants to Non-Employee Directors described above, it is not possible to determine the individuals who will receive grants of other Awards nor the number, amount and types of Awards to be received by or allocated to Eligible Employees under the 1997 Plan because such Awards are subject to the discretion of the Committee. No other Awards are contemplated by the Company at this time.

     Vote Required.

     The Board of Directors believes that the changes to the 1997 Plan by the approval of the Amendment will promote the interests of the Company and its shareholders and continue to enable the Company to attract, retain and reward persons important to the Company's success. All members of the board of Directors are eligible to receive Awards under the 1997 Plan and thus have a personal interest in the approval of the Amendment.

     Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.

                       STATEMENT ON CORPORATE GOVERNANCE

Board Operations and Meetings

     The Board of Directors held eight meetings during 2000, and all of the directors attended at least 75% of the Board meetings and relevant committee meetings except for Messrs. Anderson and Paulsen.

Committee Structure

     Although the full Board of Directors considers all major decisions, the Board of Directors has established two standing committees to more fully address certain areas of importance. The Board of Directors has established the following two committees, each of which is comprised only of non-employee directors:

     . Audit Committee: The Audit Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of Amerigon. It also reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of Amerigon and monitors the work of Amerigon's internal auditors. A copy of the Audit Committee charter is attached to this proxy statement as Appendix
        B. During 2000, the Audit Committee consisted of Messrs. Anderson, Clark, and Paulsen. The Audit Committee held 5 meetings in 2000. Mr. Anderson retired from the Board of Directors at the end of 2000. The Audit Committee now consists of Messrs. Clark and Paulsen.

     . Compensation Committee: The Compensation Committee reviews and makes recommendations to the Board of Directors concerning the compensation arrangements of Amerigon's executive officers and administers the 1997 Stock Incentive Plan to determine stock option awards to be made thereunder. During 2000, the Compensation Committee consisted of Messrs. Anderson, Clark, and Paulsen. The Compensation Committee held no meetings in 2000. Mr. Anderson retired from the Board of Directors at the end of 2000. The Compensation Committee now consists of Messrs. Clark and Paulsen.

                            DIRECTORS' COMPENSATION

     Directors who are employees of Amerigon are not paid additional compensation for serving as directors. No retainer, consulting, or other fees (other than reimbursement for expenses incurred in attending Board of Directors and committee meetings) are paid to directors as consideration for their service to Amerigon in their capacity as directors, except for the options described below.

     Pursuant to the 1997 Stock Incentive Plan, each non-employee director is automatically granted options to purchase 1,000 shares of common stock on the first business day of each calendar year. The exercise price of these options is the fair market value of shares of the common stock on the date of the grant and the option has a term of ten years (subject to reduction under certain circumstances). During 2000 and 2001, Messrs. Marx, Oster and Clark waived their right to receive options as non-employee directors under the 1997 Stock Incentive Plan.

                               PERFORMANCE GRAPH

     The graph below compares the performance of the common stock to that of the Nasdaq Composite Index and the Nasdaq-100 Index for the period commencing December 31, 1995 and ending December 31, 2000. The indexes assume that the value of the investment in Amerigon's common stock and in each index was $100 on December 31, 1995. The total shareholder returns depicted in the graph are not necessarily indicative of future performance.


                                                          Cumulative Total Return (as of December 31)

                                            1995         1996         1997         1998         1999         2000
                                            ----       ------       ------       ------       ------       ------
Amerigon                                     100        54.65        23.26         3.20         5.58         3.72
Nasdaq Composite Index                       100       122.71       149.25       208.40       386.77       234.81
Nasdaq-100 Index                             100       142.54       171.95       318.62       643.46       406.38

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information regarding the beneficial ownership of the common stock and Series A preferred stock as of the record date by (1) each person who is known by Amerigon to own beneficially more than 5% of the outstanding shares of common stock; (2) each director and/or nominee for director; (3) each of the Named Executive Officers; and (4) all executive officers and directors of Amerigon as a group. Beneficial ownership includes any shares which a person has the right to acquire within 60 days after the record date. Except as otherwise noted, each person has sole voting power and investment power with respect to all shares of capital stock listed as owned by such person.

----------------------------------------------------------------------------------------------------------------------------
                                                 Common Stock:                           Series A Preferred:
                                              Amount Beneficially                        Amount Beneficially
        Name and Address of                   Owned and Nature of     Percent of         Owned and Nature of      Percent of
        Beneficial Owner (1)                  Beneficial Ownership      Class            Beneficial Ownership       Class
----------------------------------------------------------------------------------------------------------------------------
Oscar B. Marx, III (2)                               3,687,954          46.4%                         0               *
----------------------------------------------------------------------------------------------------------------------------
Paul Oster (2)                                       3,669,954          46.2%                         0               *
----------------------------------------------------------------------------------------------------------------------------
Big Beaver (3)                                       3,667,954          46.2%                     4,500 (10)        50% (11)
----------------------------------------------------------------------------------------------------------------------------
Westar Capital (3)                                   3,667,954          46.2%                     4,500 (10)        50% (11)
----------------------------------------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D. (4)                                 254,814           5.7%                         0               *
----------------------------------------------------------------------------------------------------------------------------
Richard A. Weisbart (5)                                136,700           3.0%                         0               *
----------------------------------------------------------------------------------------------------------------------------
Daniel R. Coker (6)                                     79,400           1.8%                         0               *
----------------------------------------------------------------------------------------------------------------------------
James L. Mertes (7)                                     47,721           1.1%                         0               *
----------------------------------------------------------------------------------------------------------------------------
John W. Clark (8)                                       14,400             *                          0               *
----------------------------------------------------------------------------------------------------------------------------
James J. Paulsen (9)                                     8,500             *                          0               *
----------------------------------------------------------------------------------------------------------------------------
All executive officers and
 directors as a group (8 persons) (12)               4,381,489          52.8%                         0               *
----------------------------------------------------------------------------------------------------------------------------

* Holdings represent less than 1% of all shares outstanding.

NOTES TO STOCK OWNERSHIP TABLE:

(1) For all shareholders listed, the address is c/o Amerigon Incorporated, 5462 Irwindale Avenue, Irwindale, California 91706.
(2) Includes 4,500 shares of Series A preferred stock owned by Big Beaver, convertible on the record date into 2,686,567 shares of common stock, and four contingent warrants and one bridge loan warrant for an aggregate of 831,387 shares of common stock, exerciseable upon the exercise of certain warrants granted to other persons. Messrs. Marx and Oster are partners in W III H Partners, L.P., the majority owner of Big Beaver, and share voting power and investment power with respect to the stock and the contingent warrants.
(3) Includes 4,500 shares of Series A preferred stock convertible on the record date into 2,686,567 shares of common stock, and four contingent warrants and one bridge loan warrant for an aggregate of 831,387 shares of common stock, exerciseable upon the exercise of certain warrants granted to other persons.
(4) Includes an aggregate of 15,000 escrowed shares, for which Dr. Bell has transferred to three trusts created for the benefit of his children. Dr. Bell and his wife are co-trustees of these trusts and share voting power and investment power with respect to these shares. Also includes 71,750 shares issuable within 60 days of the record date upon exercise of options granted under the 1993 and/or 1997 Stock Incentive Plans.
(5)  Includes 136,000 shares issuable upon exercise of options.
(6)  Includes 77,400 shares issuable upon exercise of options.
(7)  Includes 47,721 shares issuable upon exercise of options.
(8)  Includes 12,000 shares issuable upon exercise of options.
(9)  Includes 8,500 shares issuable upon exercise of options.
(10) On the record date, the 4,500 shares of Series A preferred stock for each of Big Beaver and Westar Capital was convertible into 2,686,567 shares of common stock for a total of 5,373,134 common shares.
(11) On the record date, the 9,000 outstanding shares of Series A preferred stock represented approximately 54.8% of Amerigon's common equity.

(12) Includes 4,500 shares of Series A preferred stock convertible on the record date into 2,686,567 shares of common stock, four contingent warrants for an aggregate of 831,387 shares of common stock exerciseable upon the exercise of certain other warrants granted to other persons, and an aggregate of 353,371 shares issuable upon exercise of options.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     During 2000, the directors comprising the Compensation Committee were Messrs. Anderson, Clark, and Paulsen. The Committee determines the compensation of the executive officers of Amerigon, including the compensation in the form of stock options under the 1997 Stock Incentive Plan. Mr. Anderson retired from the Board of Directors at the end of 2000. The Compensation Committee now consists of Messrs. Clark and Paulsen.

     Amerigon's executive compensation programs are designed to provide competitive levels of compensation in order to attract, retain and motivate highly qualified employees; tie individual total compensation to individual and Amerigon performance; and align the interests of directors and executive officers with those of Amerigon's shareholders. Amerigon's executive compensation consists of three components: base salary, bonus and stock options.

     Base Salaries. In determining salaries for executive officers, the Committee reviews base salary ranges for competitive positions in the market. The Committee generally attempts to set base salary at or near the midpoint of prevailing salaries for comparable positions at comparable companies. In determining annual increases in base salary, the Committee considers (in addition to competitive factors) the recommendations of the Chief Executive Officer and, in some instances, other members of senior management, although no officer makes recommendations or participates in decisions with respect to his or her own compensation. Management's recommendations and the Committee's determinations are based on a subjective assessment of the relative contributions made by the executive officer to the success of Amerigon in achieving its strategic objectives. Such contributions are measured on the basis of various subjective and objective criteria, which are appropriate for the officer's position and responsibilities within Amerigon. Examples of such criteria include leadership, division or department performance relative to Amerigon's budget and strategic plan for the year, achievement of certain project milestones, and improvements in customer satisfaction.

     Bonuses. The Committee may, in its discretion, award cash bonuses to executive officers as an additional performance incentive and to recognize extraordinary contributions to Amerigon's performance relative to its strategic plan. Such bonuses are subjectively determined by the Committee using substantially the same processes and factors as are described above for determining salary increases, but without regard to competitive factors. The Committee also favors performance-based bonuses relating to achievement of milestone objectives.

     Stock Options. Options to purchase Amerigon's common stock may be granted to executive officers under the 1997 Stock Incentive Plan in the discretion of the Compensation Committee. The Committee believes that such option grants link the interests of management and shareholders by incentifying management to build shareholder value.

     Stock options are typically granted to an executive officer as an inducement to commence employment with Amerigon. Thereafter, additional grants of stock options may be made to such executive officer in the discretion of the Compensation Committee to reward the performance of such officer or for other reasons. In determining option grants, the Compensation Committee considers a number of factors (including the officer's performance, his or her position within Amerigon, and the number of shares or options currently held by the officer), although the Compensation Committee does not attach greater weight to any one factor over the others.

     Other Perquisites and Compensation. Mr. Weisbart is the beneficiary of a Supplemental Executive Retirement Plan (SERP). Under the terms of the SERP, the Company agrees that it will establish, in its sole discretion, an investment account into which it may make annual cash contributions that it will invest in its discretion after consultation with Mr. Weisbart. The Company, in its good faith discretion, will pay to Mr. Weisbart upon his retirement at age 65 and for a 10-year period thereafter, annual retirement payments out of the investment account to the extent the Company determines in good faith that the value of his stock options is less than $1,000,000. The SERP is an unsecured obligation of the Company, and is an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974 (ERISA).

     The Company entered this agreement with Mr. Weisbart because since his employment by the Company on May 5, 1997, he has acquired experience and knowledge of considerable value to the Company. It is in the Company's best interest to offer the SERP, thereby compensating him beyond his regular salary, as an inducement to Mr. Weisbart to remain in its employ.

     Internal Revenue Code Section 162(m). Given the current compensation levels of Amerigon's executive officers and Amerigon's reported losses for federal income tax purposes, the Committee does not presently anticipate that the limitation contained in Section 162(m) of the Internal Revenue Code will affect the deductibility of compensation paid by Amerigon to its executive officers.

                              John W. Clark
                              James J. Paulsen

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2000, Roy A. Anderson, John W. Clark and James J. Paulsen comprised the Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of Amerigon. See "Certain Transactions" for a discussion of certain transactions between Amerigon and an affiliate of Mr. Clark.

                             EXECUTIVE COMPENSATION

Executive Officers

The positions and biographical description of Mr. Weisbart is included under "Nominees for the Board of Directors."

Mr. Coker, 47, is Vice President of Sales and Marketing, a position he has held since joining Amerigon in March 1996. Previously, he worked with Arvin, Inc., a tire pressure sensor manufacturer, from 1986 through 1995 as Vice President and General Manager of North American Operations. Mr. Coker received his bachelor's degree from Tennessee Technological University in 1974.

Mr. Mertes, 47, has served as Vice President of Quality and Operations since 1994. He joined Amerigon in December 1993 as Vice President of Quality. Immediately prior to joining Amerigon, Mr. Mertes was Director of Quality at TRW Sensor Operations, a unit of TRW Inc., for two years.

Mr. Newell, 40, is Vice President of Finance, a position he has held since joining Amerigon in April 2000. Previously he worked at Clayton Industries, a manufacturer of steam generators and dynamometers, from 1997 to 2000 as Corporate Controller. Prior to that Mr. Newell was the Assistant Controller at Pacific-Sierra Research Corporation, a defense contractor, a position he held from 1991 to

1997. Mr. Newell received his bachelors degree in accounting from San Diego State University in 1986 and an MBA from the University of Southern California in 1996. Mr. Newell is also a Certified Public Accountant.

Dr. Brachetti, 41, is Vice President of European Operations, a position he has held since joining the Company in November 2000. Previously he worked as a technology consultant in Europe advising industry and municipal governments, from 1999 to 2000. Prior to that he was the Managing Director, Sales and Marketing, from 1997 to 1999 for Mannesmann Autocom, an automotive parts manufacturer. From 1996 to 1997, Dr. Brachetti was the Sales Director and Account Manager for Hella Hueck KG, also an automotive parts manufacturer.

Executive Compensation Table

The following table sets forth information on the compensation of Amerigon's Chief Executive Officer and its three most highly compensated executive officers earning at least $100,000 in 2000 (the "Named Executive Officers") for each of the three most recent fiscal years:

-----------------------------------------------------------------------------------------------
                                                                                   Long-Term
                                                                                  Compensation
                                                   Annual Compensation               Awards
-----------------------------------------------------------------------------------------------
                                                                       Other       Securities
                                                                   Compensation    Underlying
Name/Position                        Year     Salary      Bonus         (1)        Options (#)
-----------------------------------------------------------------------------------------------
Richard A. Weisbart                  2000    $221,403    $77,700      $52,500              -
President and Chief                  1999    $194,251    $26,030            -        180,000
Executive Officer                    1998    $190,337    $77,700            -         16,000
-----------------------------------------------------------------------------------------------
Lon E. Bell, Ph.D (2)                2000    $150,546    $56,609            -              -
Vice Chairman of the Board and       1999    $144,490    $18,964            -         82,500
Chief Technology Officer             1998    $144,070    $56,609            -          8,000
-----------------------------------------------------------------------------------------------
Daniel R. Coker                      2000    $187,324    $40,800      $39,000              -
Vice President of Sales and          1999    $160,552    $13,668            -        125,000
Marketing                            1998    $150,722    $42,669            -         14,000
-----------------------------------------------------------------------------------------------
James L. Mertes                      2000    $136,541    $29,619      $42,000              -
Vice President of Quality and        1999    $115,745    $ 9,649            -         75,000
Operations                           1998    $104,942    $41,401            -          8,000
-----------------------------------------------------------------------------------------------

(1) Represents stock bonuses to be issued after the approval of the 1997 Plan Amendment. Of the amounts disclosed, only $34,650, $25,740, and $27,720 will be awarded in stock to Messrs. Weisbart, Coker and Mertes, respectively, and the balance of such amounts disclosed will be paid in cash to cover the estimated taxes payable with respect to such stock bonuses. An aggregate amount of $184,869 in stock (plus an additional $95,236 in cash) is being awarded to employees of Amerigon. Because the shares will be issued at the closing price of the common stock on the date of issuance, the total number of shares to be issued is unknown. Had shares of stock been issued on April 27, 2001 at a closing price of $4.10 per share, the aggregate number of shares issued would have been 45,090. If the 1997 Plan Amendment is not approved, then no stock bonuses will be paid.

(2) Dr. Bell resigned as an officer and employee of Amerigon in December 2000.

Option Grants in Last Fiscal Year

No stock option grants were awarded to any of the Named Executive Officers in 2000.

Aggregated Option Exercises and Year-End Values

None of the Named Executive Officers exercised any options during 2000 or held "in the money" options as of December 31, 2000. The following table sets forth information concerning the number of unexercised stock options held by the Named Executive Officers on December 31, 2000.

-------------------------------------------------------------------------------
                                                Number of Securities Underlying
                                                     Unexercised Options at
                                                       December 31, 2000
-------------------------------------------------------------------------------
Name                                            Exercisable       Unexercisable
-------------------------------------------------------------------------------
Richard A. Weisbart                               117,999            108,001
-------------------------------------------------------------------------------
Daniel R. Coker                                    74,056             65,844
-------------------------------------------------------------------------------
James L.  Mertes                                   39,554             45,667
-------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

Bridge Loan and Private Placement

     In March 2000, Amerigon obtained a bridge loan from Big Star LLC (a limited liability company owned by Westar Capital and Big Beaver, our two largest shareholders) for an initial advance of $1.5 million. Amerigon took at second advance in May 2000. The loan accrued interest at 10% per annum.

     The terms of the bridge loan specified that the principal and accrued interest were convertible at any time into common stock at a conversion price equal to the average daily closing bid price of the common stock during the ten-day period preceding the date of each bridge loan advance. This conversion price was $18.84 and $9.86 per share for the $1.5 million and $1.0 million advances, respectively. The conversion price was contingently adjustable in the event Amerigon issued in excess of $5 million of equity securities in an offering at an issuance price less than the initial conversion price with respect to the bridge loan. Due to Amerigon's private placement of equity securities in June 2000 at an issuance price of $5 per share, the conversion price of the bridge loan was adjusted to $5 per share.

     In connection with entering into the bridge loan, Amerigon issued warrants to Big Star for the right to purchase 7,963 and 10,146 shares of common stock relating to the $1.5 million and $1.0 million bridge loan advances, respectively (an amount equal to 10% of the principal amount of the advance divided by the original conversion price of $18.84 and $9.86, respectively.) The conversion price of the warrants was adjustable in the same manner as the bridge loan.

     In June 2000, Amerigon completed the sale of 2.2 million shares of its common stock in a private placement to selected institutional and accredited investors, resulting in gross proceeds of $11.0 million. Concurrently, Amerigon repaid $1.0 million of bridge loan principal and accrued interest of $49,000 in June 2000 with proceeds from its private placement and the remaining $1.5 million of bridge loan principal was exchanged for 300,000 shares of common stock, which was issued equally to Westar Capital and Big Beaver.

Option to Invest in BSST, LLC

On September 4, 2000, the Company entered into an Option Agreement with BSST, LLC, a Delaware limited liability company. BSST was founded by Dr. Lon Bell, the founder and a director of Amerigon, to develop new applications for thermoelectric devices. Dr. Lon Bell has resigned his position as Chief Technology Officer of Amerigon in order to devote his attention full-time to BSST. The Option Agreement provides Amerigon with the option to purchase 2,000 Series A Preferred Units of BSST for $2,000,000. The 2,000 Series A Preferred Units would represent 90 percent ownership in BSST.

Amerigon paid BSST a non-refundable option payment of $150,000 for the option on September 6, 2000. If exercised, the $150,000 would apply toward the $2,000,000, with the remainder being paid at $400,000 per quarter. The option was to terminate on January 31, 2001, if not exercised. In January 2001, the Company and BSST amended the Option Agreement to extend the termination date of the option. In exchange for non-refundable option extension payments of $60,000, $80,000, $100,000 and $120,000 the termination date is extended to the end of February, March, April and May, respectively. The option extension payments also apply against the $2,000,000 should the Company exercise the option. The Company has made option extension payments of $60,000, $80,000, $100,000, and $120,000 through April 27, 2001.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP served as Amerigon's independent accountants for the fiscal year ended December 31, 2000, and is expected to continue to serve in such capacity for the current year. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions at such time.

Report of the Audit Committee

     The Audit Committee has reviewed and discussed with management of Amerigon and PricewaterhouseCoopers LLP, the independent auditing firm of Amerigon, the audited financial statements of Amerigon as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 (the "Audited Financial Statements"). In addition, we have discussed with PricewaterhouseCoopers LLP the matters required by Codification of Statements on Auditing Standards No. 61.

     The Audit Committee also has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and we have discussed with that firm its independence from Amerigon. We also have discussed with management of Amerigon and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

     Management is responsible for Amerigon's internal controls and the financial reporting process. PricewaterhouseCoopers LLP is responsible for performing an independent audit of Amerigon's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     Based on the foregoing review and discussions and a review of the report of PricewaterhouseCoopers LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to Amerigon's Board of Directors the inclusion of the Audited Financial Statements in Amerigon's Annual Report on Form 10-K for the year ended December 31, 2000.

     Submitted by the Audit Committee of the Board of Directors:

                    John W. Clark
                    James J. Paulsen

Fees

     The following table sets forth the aggregate fees related to services performed by PricewaterhouseCoopers LLP in for the fiscal year ended December 31, 2000:

     Audit Fees                                               $151,000
     Financial Information System Design and Implementation   $      0
     All Other Fees                                           $ 82,000
                                                              --------
     Total                                                    $232,000
                                                              ========

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Amerigon's directors, executive officers and holders of more than 10% of Amerigon's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock of Amerigon. Amerigon believes that, based on the written representations of its directors and officers and the copies of reports filed with the SEC during the year ended December 31, 2000, its directors, officers and holders of more than 10% of its common stock complied with the requirements of Section 16(a) with the exception of Messrs. Anderson and Paulsen, who did not timely file Form 5 to report one transaction each.

                                 OTHER MATTERS

     If any matters not referred to in this proxy statement should properly come before the meeting, your "proxy" will vote your shares represented by the proxy in accordance with his judgment. We are not aware of any such matters which may be presented for action at the meeting. Your proxy may also vote your shares on matters regarding the conduct of the meeting.

     Enclosed with this proxy statement is our Annual Report for the fiscal year ended December 31, 2000. The Annual Report is enclosed for the convenience of shareholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of common stock or Series A preferred stock on the record date for the Annual Meeting desires additional copies of the Annual Report, the same will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a shareholder of Amerigon as of the record date and should be directed to Richard A. Weisbart, President, Amerigon Incorporated, 5462 Irwindale Avenue, Irwindale, California 91706.

By Order of the Board of Directors,

President, Chief Executive Officer and Chief Financial Officer

                                                                      APPENDIX A

                           1997 STOCK INCENTIVE PLAN

                             AMERIGON INCORPORATED

                    (As Amended and Restated April 27, 2001)

1.  THE PLAN.

     1.1  Purpose.
          -------

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 3. "Corporation" means Amerigon Incorporated and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 6.

     1.2  Administration and Authorization; Power and Procedure.
          -----------------------------------------------------

     (a) Committee. This Plan shall be administered by and all Awards to
         ---------
Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

     (b)  Plan Awards; Interpretation; Powers of Committee.  Subject to
          ------------------------------------------------
the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive any Awards;

          (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered (if any) and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of reversion or termination of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants who are granted Awards (other than Options under Article 3) under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under
     Section 5.6;

          (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     Notwithstanding the foregoing, the provisions of Article 3 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee shall not extend to such Options in any manner that would be impermissible under Rule 16b-3.

     (c)  Binding Determinations.  Any action taken by, or inaction of, the
          ----------------------
Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     (d)  Reliance on Experts.   In making any determination or in taking or not
          -------------------
taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

     (e)  Delegation.  The Committee may delegate ministerial, non-discretionary
          ----------
functions to individuals who are officers or employees of the Company.

     1.3  Participation.
          -------------

     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall only be eligible to receive Nonqualified Stock Options granted automatically without action of the Committee under the provisions of Article 3.

     1.4  Shares Available for Awards; Share Limits.
          -----------------------------------------

     (a)  Shares Available.  Subject to the provisions of Section 5.2, the
          ----------------
capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

     (b)  Share Limits.  The maximum number of shares of Common Stock that may
          ------------
be delivered pursuant to all Awards (including both Nonqualified Stock Options and Incentive Stock Options) granted under this Plan shall not exceed 1,300,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,240,000 shares. The maximum number of shares of Common Stock that may be delivered to Non-Employee Directors under the provisions of Article 3 shall not exceed 60,000 shares. The maximum number of shares subject to those options that are granted during any calendar year to any Eligible Employee shall be limited to 250,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section
1.4 and Section 5.2.

     (c)  Share Reservation; Replenishment and Reissue of Unvested Options.
          ----------------------------------------------------------------
No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan. Except as limited by law, if an Award is settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

     1.5  Grant of Awards.
          ---------------

     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award and the price (if any) to be paid for the shares. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     1.6  Award Period.
          ------------

     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire shares of Common Stock not later than ten (10) years after the Award Date.

     1.7  Limitations on Exercise and Vesting of Awards.
          ---------------------------------------------

     (a)  Provisions for Exercise.  Unless the Committee otherwise expressly
          -----------------------
provides, no Award shall be exercisable or shall vest until at least six months after the initial

Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

     (b)  Procedure.  Any exercisable Award shall be deemed to be exercised
          ---------
when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
Section 2.2(a) or 3.3, as the case may be.

     (c)  Fractional Shares/Minimum Issue.  Fractional share interests shall be
          -------------------------------
disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8  No Transferability.
          ------------------

     (a)  Limit on Exercise and Transfer.  Unless otherwise expressly provided
          ------------------------------
in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

     (b)  Exceptions.  The Committee may permit Awards to be exercised by and
          ----------
paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

     (c)  Further Exceptions to Limits On Transfer.  The exercise and transfer
          ----------------------------------------
restrictions in Section 1.8(a) shall not apply to:

          (i) transfers to the Corporation,

          (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (iii) transfers pursuant to a QDRO order,

          (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

          (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

     Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to all applicable transfer restrictions under the Code.

2.  EMPLOYEE OPTIONS.

     2.1  Grants.
          ------

     One or more Options may be granted under this Article 2 to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, and such intent shall be indicated in the applicable Award Agreement.

2.2  Option Price.
     ------------

     (a)  Pricing Limits.  The purchase price per share of the Common Stock
          --------------
covered by each Option shall be determined by the Committee at the time of the grant, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant.

     (b)  Payment Provisions.  The purchase price of any shares purchased on
          ------------------
exercise of an Option granted under this Article 2 shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that
                                                     --------  -------
the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering such shares; and provided further that any shares delivered that were initially acquired from the Corporation upon exercise of a stock option or otherwise must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     2.3  Limitations on Grant and Terms of Incentive Stock Options.
          ---------------------------------------------------------

     (a)  $100,000 Limit.  To the extent that the aggregate "fair market value"
          --------------
of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     (b)  Option Period.  Each Option and all rights thereunder shall expire
          -------------
no later than ten years after the Award Date.

     (c)  Other Code Limits.  Incentive Stock Options may only be granted to
          -----------------
Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  Limits on 10% Holders.
          ---------------------

     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5  Cancellation and Regrant/Waiver of Restrictions.
          -----------------------------------------------

     Subject to Section 1.4 and Section 5.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article 2 by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

3.  NON-EMPLOYEE DIRECTOR OPTIONS.

     3.1  Participation.
          -------------

     Options under this Article 3 shall be made only to Non-Employee Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

     3.2  Annual Option Grants.
          --------------------

     (a)  Annual Options.  On the first business day of each calendar year
          --------------
during the term of this Plan, commencing with the first business day occurring in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 5,000 shares of Common Stock.

     (b)  Maximum Number of Shares.  Annual grants that would otherwise exceed
          ------------------------
the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 3.2 in any calendar year.

     3.3  Option Price.
          ------------

     The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article 3 shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by
         -------------
the Participant at least six months prior to the date of exercise.

     3.4  Option Period and Exercisability.
          --------------------------------

     Each Option granted under this Article 3 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Subject to section 3.5 below, each Option granted under Section 3.2 shall become exercisable on the first anniversary of the Award Date.

     3.5  Termination of Directorship.
          ---------------------------

     If a Non-Employee Director's services as a member of the Board of Directors terminate for any reason other than Total Disability, death or retirement, any portion of an Option granted pursuant to this Article 3 which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for two years after the date of such termination or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate because of Total Disability or death, then all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for two years after the effective date of the termination of service or until the expiration of the stated term, whichever first occurs. If a Non-Employee Director retires on or after age 65 and after ten years of service as a Director, all Options granted pursuant to this Article shall become immediately exercisable and may be exercised for five years after the date of retirement or until the expiration of the stated term, whichever first occurs.

     3.6  Adjustments.
          -----------

     Options granted under this Article 3 shall be subject to adjustment as provided in Section 5.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy the requirements of all applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by shareholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

     3.7  Acceleration Upon a Change in Control Event.
          -------------------------------------------

     Upon the occurrence of a Change in Control Event, each Option granted under
Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article 3 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

4.  GRANTS OF STOCK BONUSES AND OTHER AWARDS.

     4.1  Grants of Stock Bonuses.   Subject to Section 5.4, the Committee may
          -----------------------
grant a Stock Bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

     4.2  Restricted Stock Awards.
          -----------------------

     (a) The Committee may grant one or more Restricted Stock Awards to any Eligible Employee. Subject to the terms and conditions of this Plan, the Committee shall determine and set forth in the applicable Award Agreement the number of shares of Common Stock subject to each Restricted Stock Award, the consideration (if any, but not less than the minimum lawful consideration under applicable state law) to be paid for such shares, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights with respect to the shares prior to vesting, the vesting, purchase price per share and manner and method of payment for such shares, the term of the Restricted Stock Award and any other terms and conditions of and restrictions on the Restricted Stock. The purchase price to be paid for such shares may be paid in any one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; or (iii) by notice and third party payment in such manner as may be authorized by the Committee.

     (b) Certificates or book entries evidencing restricted shares subject to a Restricted Stock Award shall bear a legend or notation making appropriate reference to the restrictions imposed on such shares and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of this Plan and the applicable Award Agreement.

     (c) Except as provided in Section 1.8, restricted shares subject to any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed. Unless the Committee otherwise expressly provides, restricted shares that remain subject to vesting or other restrictions at the time the Participant's employment or service terminates or are subject to vesting or other conditions that are not satisfied by the time specified on the applicable Award Agreement shall be returned to the Corporation or cancelled, as the case may be.

5.  OTHER PROVISIONS.

     5.1  Rights of Eligible Employees, Participants and Beneficiaries.
          ------------------------------------------------------------

     (a)  Employment Status.  Status as an Eligible Employee shall not be
          -----------------
construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

     (b)  No Employment Contract.  Nothing contained in this Plan (or in any
          ----------------------
other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

     (c)  Plan Not Funded.  Awards payable under this Plan shall be payable in
          ---------------
shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.2  Adjustments; Acceleration.
          -------------------------

     (a)  Adjustments.  If there shall occur any extraordinary dividend or other
          -----------
extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (i) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the exercise or purchase price of any or all outstanding Awards, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (ii) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options,
--------  -------
no such adjustment shall be made which would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

     (b)  Acceleration of Awards Upon Change in Control.  As to any
          ---------------------------------------------
Participant who has been granted an Award under this Plan (other than Options under Article 3, which Options shall be subject to the provisions of Section 3.7), unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each outstanding Option shall become immediately exercisable and each outstanding Restricted Stock Award shall vest and the restrictions imposed upon the shares subject thereto shall lapse. The Committee may override the limitations on acceleration in this Section 5.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

     (c)  Possible Early Termination of Accelerated Awards.  If any Award under
          ------------------------------------------------
this Plan (other than an Option granted under Article 3, which Options shall be subject to the provisions of Section 3.7) has been fully accelerated as permitted by Section 5.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 5.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 5.2(a) that results in a Change in Control Event approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Award, such Award shall thereupon terminate.

     5.3  Effect of Termination of Employment.
          -----------------------------------

     The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination or otherwise.

     5.4  Compliance with Laws.
          --------------------

     This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     5.5  Tax Withholding.
          ---------------

     (a)  Cash or Shares.  Upon any exercise or payment of any Award or upon the
          --------------
disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to
(i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 5.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation. In no event shall shares be withheld in excess of the minimum number required for tax withholding under applicable law.

     (b)  Tax Loans.  The Company may, in its discretion, authorize a loan to an
          ---------
Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish.

     5.6  Plan Amendment, Termination and Suspension.
          ------------------------------------------

     (a)  Board Authorization.  The Board may, at any time, terminate or, from
          -------------------
time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     (b)  Shareholder Approval.  Any amendment that would (i) materially
          --------------------
increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to shareholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

     (c)  Amendments to Awards.  Without limiting any other express authority
          --------------------
of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award. Notwithstanding anything else contained herein to the contrary, the Committee shall not, without prior shareholder approval (i) authorize the amendment of outstanding Options to reduce the exercise price, as applicable, except as contemplated by Section 5.2, or (ii) cancel and replace outstanding Options with similar Options having an exercise or base price which is lower, except as contemplated by Section 5.2.

     (d)  Limitations on Amendments to Plan and Awards.  No amendment,
          --------------------------------------------
suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

     5.7  Privileges of Stock Ownership.
          -----------------------------

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     5.8  Effective Date of the Plan.
          --------------------------

     This Plan shall be effective as of April 24, 1997, the date of Board approval. This amendment to and restatement of the Plan is effective April 27, 2001, subject to shareholder approval.

     5.9  Term of the Plan.
          ----------------

     No Award shall be granted more than ten years after the effective date of this Plan (the "Termination Date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

     5.10  Governing Law/Construction/Severability.
           ---------------------------------------

           (a)  Choice of Law.  This Plan, the Awards, all documents evidencing
                -------------
Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

           (b)  Severability.  If any provision shall be held by a court of
                ------------
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

           (c)  Plan Construction.
                -----------------

                (1) Rule 16b-3.  It is the intent of the Corporation that
                    ----------
     transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

                (2) Section 162(m).  It is the further intent of the Company
                    --------------
     that Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

     5.11  Captions.
           --------

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     5.12  Effect of Change of Subsidiary Status.
           -------------------------------------

     For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     5.13  Non-Exclusivity of Plan.
           -----------------------

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

6.  DEFINITIONS.

     6.1  Definitions.
          -----------

     (a) "Award" shall mean an award of any Option, Restricted Stock Award, Stock Bonus, or any combination thereof, whether alternative or cumulative authorized by and granted under this Plan.

     (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

     (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Options under Article 3, the applicable dates set forth therein.

     (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

     (e) "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     (f) "Board" shall mean the Board of Directors of the Corporation.

     (g) "Change in Control Event" shall mean any of the following:

          (i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          (ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not wholly owned by the Corporation, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

          (iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not wholly owned by the Corporation;

          (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of

     Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 20% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

          (v) A majority of the Board not being composed of Continuing
     Directors.

     (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (i) "Commission" shall mean the Securities and Exchange Commission.

     (j) "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

     (k) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

     (l) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

     (m) "Continuing Directors" shall mean persons who were members of the Board on June 17, 1997 or nominated for election or elected to the Board with the affirmative vote of at least three-fourths of the directors who were Continuing Directors at the time of such nomination or election.

     (n) "Corporation" shall mean Amerigon Incorporated, a California corporation and its successors.

     (o) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

     (p) "Eligible Employee" shall mean an officer (whether or not a director) or other key employee of the Company.

     (q) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (s) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     (t) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of shareholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     (u) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     (v) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

     (w) "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article 3 shall be Nonqualified Stock Options.

     (x) "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan and a Non-Employee Director who has been granted an Option under Article 3 of this Plan.

     (y) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     (z) "Plan" shall mean this 1997 Stock Incentive Plan, as amended from time to time.

     (aa) "QDRO" shall mean a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

     (bb) "Restricted Stock Award" shall mean an Award of shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, to the extent such shares remain unvested and restricted under the terms of the applicable Award Agreement.

     (cc) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

     (dd) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

     (ee) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (ff) "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     (gg) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     (hh) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                             AMERIGON INCORPORATED
                               ELIGIBLE DIRECTOR

                      NONQUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT dated as of the _____ day of _____________, 20__, by and between Amerigon Incorporated, a California corporation (the "Corporation"), and ________________ (the "Director").

                              W I T N E S S E T H
                              -------------------

WHEREAS, the Corporation has adopted and the shareholders of the Corporation have approved the Amerigon Incorporated 1997 Stock Incentive Plan, as amended and restated (the "Plan"); and

WHEREAS, pursuant to Article 3 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code;

NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

1.  Option Grant.  This Agreement evidences the grant to the Director, as of
    ------------
___________, 19__ (the "Option Date"), of an Option to purchase an aggregate of
_____ shares of Common Stock, par value $____ per share, under Article 3 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

2.  Exercise Price.  The Option entitles the Director to purchase (subject to
    --------------
the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $_______, which amount represents the Fair Market Value of a share on the Option Date.

3.  Option Exercisability and Term.  The Option will become and remain
    ------------------------------
exercisable on ______________, 20__, subject to acceleration under Section 3.7 of the Plan. The Option shall terminate on ____________, 20__,* unless earlier terminated in accordance with the terms of Section 3.4, 3.5, or 3.7 of the Plan.

4.  Service and Effect of Termination of Service.  The Director agrees to serve
    --------------------------------------------
as a director in accordance with the provisions of the Corporation's Articles of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 3.5 of the Plan.

5.  General Terms.  The Option and this Agreement are subject to, and the
    -------------
Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

------------------
*Insert day before the tenth anniversary of the Option Date.

                              AMERIGON INCORPORATED
                              (a California corporation)

                              By ___________________________

                              Title ________________________

                              DIRECTOR

                              _____________________________
                                       (Signature)

                              _____________________________
                                      (Print Name)

                              _____________________________
                                        (Address)

                              _____________________________
                                 (City, State, Zip Code)

                               CONSENT OF SPOUSE
                               -----------------

In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Amerigon Incorporated, I, _______________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED: ______________, 20__.


                                    ____________________________
                                    Signature of Spouse

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will endeavor to maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his role, each committee member will obtain an understanding of the responsibilities of committee membership as well as the Company's business, operations and risks.

     A.  ORGANIZATION

The committee shall consist of at least three members. The membership of the committee shall meet the requirements of the National Association of Securities Dealers regarding independence and financial literacy. One of the members of the committee shall be designated by majority vote of the members of the committee as the Chairperson of the Committee.

The committee will meet at least two times per year. Minutes or other records of the meetings and activities of the committee shall be maintained.

INTERNAL CONTROL

Evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

Obtain reports on the extent to which management and the external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown.

Inquire about whether the external auditors made any internal control recommendations and whether management has implemented them.

Instruct the external auditors to keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

     B.  FINANCIAL REPORTING

II.  GENERAL

Remain informed about significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

Ask management and the external auditors about significant risks and exposures and the plans to monitor, control, and minimize such risks and exposures.

III.  AUDITED FINANCIAL STATEMENTS

Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles.

Review complex and / or unusual transactions for appropriate accounting treatment and disclosure.

Review areas requiring management's judgment, such as estimates of reserves for Accounts Receivable, Warranty, and Inventory Obsolescence. Also review significant commitments and contingencies. Discuss with the auditors their basis for concluding that managements' estimates are reasonable.

Meet with management and the external auditors to review the financial statements and results of the audit.

Request an analysis by the external auditors about significant financial reporting issues and judgments made in the preparation of the financial statements.

Consider management's handling of proposed audit adjustments identified by the external auditors.

Review the Management's Discussion & Analysis and other sections of the annual report before its release and consider whether the information is adequate and consistent with the members' knowledge about the Company and its operations.

Instruct the external auditors to communicate certain required matters to the committee.

IV.  INTERIM FINANCIAL STATEMENTS

Be briefed on how management develops and summarizes financial information from interim periods.

Require external auditors to review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

Meet with management, either in person or by telephone, to review the interim financial statements and the results of the review.

To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the external auditors on whether:

     . Actual financial results for the quarter or interim period varied significantly from budgeted or projected results.

     . Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the Company's operations and financial reporting practices.

     . Generally accepted accounting principles have been consistently applied.

     . There are any actual or proposed changes in accounting or financial reporting practices.

     .    There are any significant or unusual events or transactions.

     . The Company's financial and operating controls are functioning effectively.

     . The Company has complied with the terms of loan agreements or security indentures.

     . The interim financial statements contain adequate and appropriate disclosures.

Ask the external auditors to communicate certain required matters to the committee.

     A.  COMPLIANCE WITH LAWS AND REGULATIONS

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

Periodically obtain updates from management and outside counsel regarding the Company's compliance with the law and legal matters that may have a material impact on the financial statements.

Obtain reports from management, external auditors and outside counsel concerning regulatory compliance matters and assurances that they have been considered in the preparation of the financial statements.

Review the findings of any examination by regulatory agencies.

     B.  COMPLIANCE WITH THE CODE OF CONDUCT

Review the Company's policies and procedures regarding distribution of and compliance with the Company's code of conduct.

Evaluate whether management is setting the proper tone by communicating the importance of the code of conduct and the guidelines for acceptable business practices.

Review the program for monitoring compliance with the code of conduct.

Periodically obtain updates from management regarding compliance.

     C.  EXTERNAL AUDIT

Articulate to management and the external auditors the external auditors' ultimate accountability to the board and the audit committee.

Review the external auditors' proposed audit scope and approach.

Review and evaluate the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors.

Review and evaluate the independence of the external auditors by:

     . Receiving from the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard 1 ("ISB No. 1").

     . Review and discuss with the auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the auditors.

     . Recommend, if necessary, that the board take certain actions to satisfy itself of the auditor's independence.

Discuss with the external auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     D.  OTHER RESPONSIBILITIES

Meet with the external auditors and management in separate executive sessions to discuss matters that the committee or these groups believe should be discussed privately.

Review significant findings and recommendations made by the external auditors and discuss them on a timely basis.

Review the annual engagement proposal for retention of the external auditors and make recommendations to the board concerning those fees.

Review, with the Company's outside counsel, any legal matters that could have a significant impact on the Company's financial statements.

Review the policies and procedures in effect for considering officers' expenses and perquisites.

If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

Perform other oversight functions as requested by the full board.

Annually review, and (if appropriate) update the charter, subject to board approval of changes.

REPORTING RESPONSIBILITIES

Regularly update the board of directors about committee activities and make appropriate recommendations.

Review for inclusion in the proxy statement the disclosures about the audit committee and its functioning as required under applicable SEC rules.

LIMITATION OF RESPONSIBILITIES

The audit committee is not responsible for planning or conducting audits or determining that the Company's financial statements are accurate and are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the external auditors, who are ultimately accountable to the board of directors and the audit committee. Likewise, it is not the duty of the audit committee to independently verify information presented to it, unless special circumstances require such verification. The responsibilities of the audit committee described in this charter is in all respects qualified by this limitation.

OUTSIDE ASSISTANCE

The audit committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The audit committee is authorized to engage such outside professional or other services as in its discretion it deems necessary to fulfill its responsibilities.

                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE

                       PROXY for SERIES A PREFERRED STOCK

                             AMERIGON INCORPORATED
                             5462 IRWINDALE AVENUE
                          IRWINDALE, CALIFORNIA 90041

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Richard A. Weisbart and James L. Mertes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Series A Preferred Stock of Amerigon Incorporated held of record by the undersigned on March 28, 2001 at the annual meeting of shareholders to be held on May 23, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL (1) AND FOR PROPOSAL (2). WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, IN THE DISCRETION OF RICHARD A. WEISBART AND JAMES
L. MERTES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

/X/ Please mark your votes as in this example

PROPOSAL (1): The election of the nominees for director specified in the Proxy Statement to the Board of Directors: Oscar B. Marx III, John W. Clark, Paul Oster and James J. Paulsen.

/ / FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS MARKED TO THE CONTRARY BELOW)

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

_______________________________________________________________

PROPOSAL (2): Approve an amendment to the 1997 Stock Option Plan to give the Company the authority to grant awards in the form of stock bonuses and/or restricted stock to eligible employees under the 1997 Plan (in addition to options which are already authorized under the 1997 Plan).

/ / FOR            / / AGAINST             / / ABSTAIN

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.

Signature

-----------------------------------

Signature (if jointly held)

-----------------------------------

Dated:

-----------------------------------
2001

                             PROXY for COMMON STOCK

                             AMERIGON INCORPORATED
                             5462 IRWINDALE AVENUE
                          IRWINDALE, CALIFORNIA 90041

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Richard A. Weisbart and James L. Mertes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Amerigon Incorporated held of record by the undersigned on March 28, 2001 at the annual meeting of shareholders to be held on May 23, 2001 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL (1) AND FOR PROPOSAL (2). WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF, IN THE DISCRETION OF RICHARD A. WEISBART AND JAMES
L. MERTES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

/X/ Please mark your votes as in this example

PROPOSAL (1): The election of the nominees for director specified in the Proxy Statement to the Board of Directors: Richard A. Weisbart and Lon E. Bell.

/ / FOR ALL NOMINEES LISTED ABOVE (EXCEPT AS MARKED TO THE CONTRARY BELOW)

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space below.)

_______________________________________________________________

PROPOSAL (2): Approve an amendment to the 1997 Stock Option Plan to give the Company the authority to grant awards in the form of stock bonuses and/or restricted stock to eligible employees under the 1997 Plan (in addition to options which are already authorized under the 1997 Plan).

/ / FOR            / / AGAINST          / / ABSTAIN

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND AGENTS SHOULD GIVE THEIR FULL TITLES. IF THE STOCKHOLDER IS A CORPORATION, SIGN IN FULL CORPORATE NAME BY THE AUTHORIZED OFFICER.



Signature


_________________________


Signature (if jointly held)


_________________________


Dated:


__________________________
2001